                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 15-Feb-02

                                CIT EC EF 2001-A

A New York                      Commission File                 I.R.S. Employer
Corporation                     No. 0001159705

                           c/o CIT Financial USA, Inc.
                      1 Tyco Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other

                     CIT Equipment Collateral - EF - 2001-A
                            Monthly Servicing Report

                                                                              Determination Date: 02/15/02
                                                                               Collection Period: 01/31/02
                                                                                    Payment Date: 02/20/02

I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

        a.       Scheduled Payments Received                                               $ 28,767,569.73
        b.       Liquidation Proceeds Allocated to Owner Trust                                        0.00
        c.       Required Payoff Amounts of Prepaid Contracts                                14,638,284.70
        d.       Required Payoff Amounts of Purchased Contracts                                       0.00
        e.       Proceeds of Clean-up Call                                                            0.00
        f.       Investment Earnings on Collection Account and Note Distribution Account              0.00
                                                                                           ----------------

                            Total Available Pledged Revenues =                             $ 43,405,854.43

   B.  Determination of Available Funds

        a.       Total Available Pledged Revenues                                          $ 43,405,854.43
        b.       Servicer Advances                                                            2,876,470.74
        c.       Recoveries of  prior Servicer Advances                                      (4,066,484.09)
        d.       Withdrawal from Reserve Account                                                      0.00
                                                                                           ----------------

                            Total Available Funds =                                        $ 42,215,841.08

II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS
            1.    Servicing Fee                                                                              591,390.13

            2.    Class A-1 Note Interest Distribution                                      214,211.1
                  Class A-1 Note Principal Distribution                                 34,163,782.73
                  Aggregate Class A-1 distribution                                                        34,377,993.83

            3.                               Class A-2 Note Interest Distribution          854,791.67
                                            Class A-2 Note Principal Distribution                0.00

                  Aggregate Class A-2 distribution                                                           854,791.67

            4.                               Class A-3 Note Interest Distribution        1,072,800.00
                                            Class A-3 Note Principal Distribution                0.00

                  Aggregate Class A-3 distribution                                                         1,072,800.00

            5.                               Class A-4 Note Interest Distribution        1,006,316.67
                                            Class A-4 Note Principal Distribution                0.00

                  Aggregate Class A-4 distribution                                                         1,006,316.67

            6.                                 Class B Note Interest Distribution          180,571.12
                                              Class B Note Principal Distribution        1,798,093.83

                  Aggregate Class B distribution                                                           1,978,664.95

            7.                                     Deposit to the Reserve Account                                  0.00

            8.    Amounts Payable in connection with the Reserve Account                                      22,084.61

            9.    To the holder of the equity certificate                                                  2,311,799.23


                                           Collection Account Distributions =                             42,215,841.08
                                                                                                          =============

    B.  RESERVE ACCOUNT DISTRIBUTIONS

            1.    Withdrawal from the Reserve Account                                                              0.00

            2.    Interest to the Holdback Amount Designee                                                    41,630.95

            3.    Release of Excess from the Reserve Account                                                 550,216.71
                                                                                                          -------------
                                                           Reserve Account Distributions =                   591,847.66
                                                                                                          =============

III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

               ---------------------------------------------------------------------------------------------------
                      Distribution                 Class A-1        Class A-2        Class A-3         Class A-4
                         Amounts                     Notes            Notes            Notes             Notes
               ---------------------------------------------------------------------------------------------------
        1.           Interest Due                   214,211.10      854,791.67      1,072,800.00      1,006,316.67
        2            Interest Paid                  214,211.10      854,791.67      1,072,800.00      1,006,316.67
        3         Interest Shortfall                      0.00            0.00              0.00              0.00
                   ((1) minus (2))
        4           Principal Paid               34,163,782.73            0.00              0.00              0.00
        5      Total Distribution Amount         34,377,993.83      854,791.67      1,072,800.00      1,006,316.67
                   ((2) plus (4))


               -----------------------------------------------------------------
                     Distribution                   Class B        Total Offered
                        Amounts                      Notes             Notes
               -----------------------------------------------------------------
        1.           Interest Due                  180,571.12       3,328,690.56
        2            Interest Paid                 180,571.12       3,328,690.56
        3         Interest Shortfall                     0.00               0.00
                    ((1) minus (2))
        4           Principal Paid               1,798,093.83      35,961,876.55
        5      Total Distribution Amount         1,978,664.95      39,290,567.11
                     ((2) plus (4))


 IV.   Information Regarding the Securities

     A    Summary of Balance Information

               ------------------------------------------------------------------------------------------------------
                                         Applicable  Principal Balance  Class Factor  Principal Balance  Class Factor
                       Class               Coupon         Feb-02          Feb-02           Jan-02           Jan-02
                                            Rate       Payment Date     Payment Date    Payment Date     Payment Date
               ------------------------------------------------------------------------------------------------------
        a         Class A-1 Notes          3.4800%     42,249,212.01       0.18094      76,412,994.74      0.32725
        b         Class A-2 Notes          3.7300%    275,000,000.00       1.00000     275,000,000.00      1.00000
        c         Class A-3 Notes          4.3200%    298,000,000.00       1.00000     298,000,000.00      1.00000
        d         Class A-4 Notes          4.8400%    249,500,000.00       1.00000     249,500,000.00      1.00000
        e          Class B Notes           4.5800%     45,513,116.42       0.81911      47,311,210.25      0.85147

        f              Total Offered Notes            910,262,328.44                   946,224,204.99

    B    Other Information

             -----------------------------------------------------------
                                     Scheduled             Scheduled
                                 Principal Balance     Principal Balance
                  Class               Feb-02                 Jan-02
                                   Payment Date           Payment Date
             -----------------------------------------------------------
             Class A-1 Notes       122,583,496.00       143,614,074.00



             ----------------------------------------------------------------------------------------------------------
                                                             Target           Class          Target           Class
                                       Class            Principal Amount      Floor      Principal Amount     Floor
                  Class              Percentage              Feb-02          Feb-02          Jan-02           Jan-02
                                                          Payment Date     Payment Date    Payment Date    Payment Date
             ----------------------------------------------------------------------------------------------------------
                 Class A              95.00%             864,749,212.01                  898,912,994.74
                 Class B               5.00%              45,513,116.42   4,413,791.83    47,311,210.25    3,863,575.12



        V. PRINCIPAL

           A.  MONTHLY PRINCIPAL AMOUNT

                   1.    Principal Balance of Notes and Equity Certificates                            946,224,204.99
                         (End of Prior Collection Period)
                   2.    Contract Pool Principal Balance (End of Collection Period)                    910,262,328.44
                                                                                                       --------------
                                                          Total monthly principal amount                35,961,876.55

       VI. CONTRACT POOL DATA

           A.  CONTRACT POOL CHARACTERISTICS

                                                                ---------------------------------------------------------
                                                                      Original             Feb-02              Jan-02
                                                                        Pool            Payment Date        Payment Date
                                                                ---------------------------------------------------------
                   1.    a.  Contract Pool Principal Balance      1,111,563,967.00     910,262,328.44      946,224,204.99
                         b.  No of Contracts                                11,329             10,651              10,829

                   2.    Weighted Average Remaining Term                     48.60               42.9                43.9

                   3.    Weighted Average Original Term                       57.7

     B.  DELINQUENCY INFORMATION

                                                           -----------------------------------------------------------
                                                                % of
                                                                                          No. Of       Contract Pool
                                                              Contracts      % of CPB    Accounts    Principal Balance
                                                           -----------------------------------------------------------
         1.    Current                                         94.86%          95.37%     10,104      868,093,122.64
               31-60 days                                       3.14%           2.51%        334       22,805,348.57
               61-90 days                                       0.88%           0.73%         94        6,607,583.81
               91-120 days                                      0.52%           0.56%         55        5,118,225.20
               120+ days                                        0.60%           0.84%         64        7,638,048.22

                            Total Delinquency                  100.0%          100.0%     10,651      910,262,328.44

         2.    Delinquent Scheduled Payments:

               Beginning of Collection Period                                      10,109,088.67
               End of Collection Period                                             8,919,075.32
                                                                                   --------------
                            Change in Delinquent Scheduled Payments                (1,190,013.35)


     C.  DEFAULTED CONTRACT INFORMATION

         A.    Current Period Defaulted New Valuation Amount                        2,099,432.04
               Current Valuation Reversal                                                   0.00
               Current Period Gross loss on Liquidated Contract                             0.00
                                                                                   --------------
                           Total Gross Loss                                         2,099,432.04
         B.    Payments Received on Defaulted Contracts                               -43,367.10
         C.    Proceeds received on Liquidated Contracts                                    0.00
                                                                                   --------------
         D.    Current Month Net Loss Amount                                        2,056,064.94

         E.                Cumulative Valuation Amount to date                      3,721,959.64

               % of Initial Contracts                                                     0.159%
               % of Initial Contract Pool Balance                                         0.331%

VII. INFORMATION REGARDING THE RESERVE ACCOUNT

      A. RESERVE ACCOUNT

          1.    Opening Reserve Account Balance                   14,477,230.34

          2.    Investment Earnings                                   19,546.34

          3.    Deposit from the Collection Account                   22,084.61

          4.    Withdrawls from the Reserve Account                           -

          5.    Interest payment to the Holdback Designee            (41,630.95)

          6.    Release of Reserve Account Surplus                  (550,216.71)

          7.    Ending Reserve Account Balance                    13,927,013.63

          8.    Available amount                                  14,477,230.34

          9.    Required Reserve Account Amount                   13,927,013.63

         10.    Reserve Account Surplus/(Shortfall)                          -

VIII. MISCELLANEOUS INFORMATION

      A.  SERVICER ADVANCE BALANCE

                   1.    Opening Servicer Advance Balance                                10,109,088.67
                   2.    Current Period Servicer Advance                                  2,876,470.74
                   3.    Recoveries of prior Servicer Advances                           (4,066,484.09)
                                                                                         --------------
                   4.    Ending Servicer Advance Balance                                  8,919,075.32

      D.  OTHER RELATED INFORMATION

                   1.    Life to Date Prepayment (CPR)                                           14.0%

                   2.    Life to Date Substitutions:

                         a.  Prepayments                                 0.00

                         b.  Defaults                                    0.00

NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and CIT
   Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 02/20/02

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                            CIT Financial USA, Inc.

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer